Property and Equipment, Net	12 Months Ended
Dec. 31, 2022
Property, Plant and Equipment [Abstract]
PROPERTY AND EQUIPMENT, NET

NOTE 7:- PROPERTY AND EQUIPMENT, NET:

	December 31,
	2022	2021
Cost:

Buildings	$2,144	$-
Computers and software	1,335	1,237
Machines	593	572
Office furniture and equipment	521	501
Leasehold improvements	1,266	1,128
Motor Vehicles	671	665

	$6,530	$4,103

Accumulated Depreciation:
Buildings	$19	$-
Computers and software	1,242	1,181
Machines	558	549
Office furniture and equipment	391	375
Leasehold improvements	683	610
Motor Vehicles	367	291

	$3,260	$3,006

Property and equipment, net	$3,270	$1,097

Depreciation expenses amounted to $254, $238 and $270 for the years ended December 31, 2022, 2021 and 2020, respectively. Additional equipment was purchased in an amount of $ 2,427, $ 379 and $ 84 for the years ended December 31, 2022, 2021 and 2020, respectively.

On May 09, 2022, the Company entered into an agreement to purchase 546 square meters of offices, 495 square meters of warehouse space and nine parking spaces in Rishon Lezion. The purchased real estate is part of the facilities leased by BOS in Rishon Lezion. BOS paid NIS 6.5 million (approximately $1.9 million) for this purchase. 10% of the purchase price was paid on signing and the balance on September 1, 2022, the date on which ownership of these assets was registered under the name of the Company The cost of the buildings, including taxes and related expenses, amounted to $2,144.